UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): February 27, 2006

                 CWABS Asset-Backed Certificates Trust 2006-3
                 --------------------------------------------
                      (Exact name of the issuing entity)
                     Commission File Number of the issuing
                            entity: 333-131591-02

                                  CWABS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131591

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)

                  Delaware                              95-4596514
                  --------                              ----------
     (State or Other Jurisdiction of       (I.R.S. Employer Identification No.
      Incorporation of the depositor)                of the depositor)

         4500 Park Granada, Calabasas, California                    91302
         ----------------------------------------                ------------
(Address of Principal Executive Offices of the depositor)         (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
---------   ------------

     On February 27, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of February 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee (the "Trustee"), and The Bank of New York Trust Company, N.A., as co-trustee (the "Co-Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-3 (the "Certificates"). The Certificates were issued on February 27, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

     The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

     On February 27, 2006, CHL entered into an interest rate Swap Contract (the "Swap Contract"), dated as of February 23, 2006, as evidenced by a Confirmation (the "Swap Contract Confirmation") between CHL and Lehman Brothers Special Financing Inc. (the "Counterparty"). The Swap Contract Confirmation is annexed hereto as Exhibit 99.2.

     On February 27, 2006, the Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, as defined below, entered into an International Swap Dealers Association ("ISDA") Master Agreement (the "Master Agreement"), dated as of February 27, 2006. The Master Agreement is annexed hereto as Exhibit 99.3.

     On February 27, 2006, the Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into a schedule to the Master Agreement (the "Schedule"), dated as of February 27, 2006. The Schedule is annexed hereto as Exhibit 99.4.

     On February 27, 2006 the Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into an ISDA Credit Support Annex (the "Credit Support Annex"), dated as of February 27, 2006. The Credit Support Annex is annexed hereto as Exhibit 99.5.

     On February 27, 2006, Lehman Brothers Holdings Inc. issued a guarantee of the Counterparty's performance under the Swap Contract (the "Swap Guarantee") for the benefit of CWABS, Inc. Asset-Backed Certificates Trust 2006-3 (the "Trust"), dated as February 27, 2006. The Swap Guarantee is annexed hereto as
Exhibit 99.6.

     On February 27, 2006, CHL entered into an Swap Contract Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of February 27, 2006, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator. The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.7.

     On February 27, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of February 27, 2006, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.8.

     On February 27, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of February 27, 2006, by and among CHL, the Company, CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and the Counterparty. The
Item 1115 Agreement is annexed hereto as Exhibit 99.9.

     On February 27, 2006, the Company obtained a mortgage insurance policy issued by Mortgage Guaranty Insurance Corporation ("MGIC") , dated as of February 27, 2006. The mortgage insurance policy and the related endorsements (collectively, the "Mortgage Insurance Policy") are annexed hereto as Exhibit 99.10.

     Additional terms regarding the Mortgage Insurance Policy are set forth in the letter, dated as of February 27, 2006, from MGIC to CHL, the Trustee and the Co-Trustee (the "Terms Letter"). The Terms Letter is annexed hereto as
Exhibit 99.11.

     On February 27, 2006, CHL entered into an Indemnification and Disclosure Agreement (the "Indemnification and Disclosure Agreement"), dated as of February 27, 2006, by and among CHL and MGIC. The Indemnification and Disclosure Agreement is annexed hereto as Exhibit 99.12.


     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Not applicable.

     (c)  Shell Company Transactions.
          --------------------------

          Not applicable.

     (d)  Exhibits.
          --------

          4.1    Pooling and Servicing Agreement

          99.1   Characteristics of Initial Mortgage Loans

          99.2   Swap Contract Confirmation



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

          99.3   ISDA Master Agreement

          99.4   Schedule to ISDA Master Agreement

          99.5   ISDA Credit Support Annex

          99.6   Swap Guarantee

          99.7   Swap Contract Assignment Agreement

          99.8   Swap Contract Administration Agreement

          99.9   Item 1115 Agreement

          99.10  Mortgage Insurance Policy

          99.11  Terms Letter

          99.12  Indemnification and Disclosure Agreement

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.



                                               By:  /s/ Leon Daniels, Jr.
                                                    ---------------------
                                               Name:   Leon Daniels, Jr.
                                               Title:  Vice President



Dated:  March 14, 2006



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

                                 Exhibit Index
                                 -------------



Exhibit No.          Description
-----------          -----------

4.1                  Pooling and Servicing Agreement

99.1                 Characteristics of Initial Mortgage Loans

99.2                 Swap Contract Confirmation

99.3                 ISDA Master Agreement

99.4                 Schedule to ISDA Master Agreement

99.5                 ISDA Credit Support Annex

99.6                 Swap Guarantee

99.7                 Swap Contract Assignment Agreement

99.8                 Swap Contract Administration Agreement

99.9                 Item 1115 Agreement

99.10                Mortgage Insurance Policy

99.11                Terms Letter

99.12                Indemnification and Disclosure Agreement



                                      6